UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008 (October 3, 2008)

DOCUMENT CAPTURE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25839	59-3134518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1798 Technology Drive, Suite 178
San Jose, California 95110
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 436-9888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Document Capture Technologies, Inc., a Delaware corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Section 8 - Other Events

Item 8.01 Other Events.

On October 3, 2008, Document Capture Technologies, Inc. (the “Company”) held its annual meeting of stockholders, whereby its stockholders were asked to vote on the following proposals:

1.
To elect each of Edward Straw, David Clark, William Hawkins, Darwin Hu and Frank Musso to serve as directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected or appointed and qualified.

2.	To vote to approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2006 Stock Option Plan from 1,500,000 to 2,500,000.

3.	To vote to ratify the appointment by the Company’s Board of Directors of Clancy and Co., P.L.L.C., to serve as the Company’s independent auditors for the year ended December 31, 2008.

Each of the proposals set forth above were approved by the stockholders and received the requisite number of votes to approve the proposed actions.

The Company’s press release announcing the results of the annual meeting of stockholders is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2008	DOCUMENT CAPTURE TECHNOLOGIES, INC.

	By:	/s/ David P. Clark
David P. Clark Chief Executive Officer